Investor Presentation
BMO Capital Markets
2010 Agriculture, Protein & Fertilizer Conference
May 2010

NYSE: DAR

Forward-Looking Statements
This presentation contains forward-looking statements regarding the business operations of Darling and the industry in which it operates. These statements are identified by words such as “may,” “will,” “expect,” “believe,” “intend,” “anticipate,”
“should,” “estimate,” “continue,” and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including business and economic conditions in its existing markets that could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company's filings with the Securities and Exchange Commission. Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Rendering = ReCYCLING
Mission Critical,
Necessary,
Essential and
Sustainable

Sustaining
Innovating
Renewing
“Darling International Inc. is
America’s leading provider of
rendering, recycling and recovery
solutions to the nation’s food industry
… converting valuable waste streams
into sustainable feed and fuel products.”

The Original Recycler

  Founded in 1882
  Headquartered in Dallas, TX
  1870 employees
   Public since 1994
   NYSE listed (DAR)
   Reports under two segments:
 – Rendering
 – Restaurant services
Green when green was just a color!

The only recycling/rendering company with a national footprint operating in 42 states
    - Network of 45 processing facilities from coast to coast
   - Supported by 36 accumulation centers.
With a National Platform…

Producing sustainable green ingredients for feed and fuel
Rendering of Fat and Bone
Tallow
Meat & Bone Meal
Pet
Food
Poultry
Feed
Hog
Food
Animal
Feed
Pet
Food
Renewable
Fuels
Soap
Linoleic
Acid
Oleic
Acid
Glycerine
Stearic
Acid
Fertilizer
Lubricants
Textiles
Plastics
Shampoo
Emulsifiers
Cleaners
Creams
Esters
Paints
Plastics
Lubricants
Inks
Glues
Solvents
Antifreeze
Explosives
Rubber
Plastics
Tires
Lubricants
Finished
Products
Component By-
Products
Component By-
Products
Applications

Animal
Feed
Lubricants
Textiles
Plastics
Cleaners
Rubber
Plastics
Tires
Lubricants
Component By-
Products Applications
Chemical
uses
Industrial
uses
Boiler fuel
Biodiesel
Green diesel
Energy
Finished
Products
Renewable
Fuels
Producing sustainable green ingredients for feed and fuel

  Animal and food by-product recycling industry is “mission critical” in the food supply chain and is the most efficient and environmentally sound disposal alternative for a sustainable society.

  Over 30 million tons of inedible by-products generated annually from meat packers, poultry processors and retail food stores.
Source: NRA/Harvard Risk Assessment
A Proven Industry Leader…

Reporting Segments:
Rendering
Restaurant Services
Darling is the only US provider of collection, storage, transport, and recycling of old grease on a national scale.

The Business Model
Darling operates a fleet of approx 1,000 trucks to collect raw materials from approx
110,000 food service establishments, butcher shops, grocery stores, and independent meat and poultry processors nationwide and delivers the material back to one of its 45 processing plants.
“Formula” basis: Applied to approx 53% of Darling’s annual raw material volume; cost is tied to published finished product commodity prices after deducting a fixed service charge.
“Non-formula” basis: Applied to remaining volume; suppliers are either paid a fixed price, are not paid, or are charged for the expense of collection, depending on various economic and competitive factors
Darling markets finished products worldwide.
Primarily BFT and YG, and also MBM, a protein;
Oils used in pet food, animal feed, soaps and biofuels;
Oleo-chemical producers use oils to produce ingredients for paint, rubber, paper, concrete, plastics;
MBM is used as high protein additives in pet food and animal feed
Trucking
Raw Material
Procurement
Global
Ingredient
Sales

Rendering - Turning this …
  Meat scrap
  Bones and fat
  Blood
  Dead animals
  Feathers

… into This

Restaurant Services Overview
Basic Cooking Oil Removal (COR) Service
– Complete, individualized used cooking oil collection services offered nationwide - recycling 100% of the
 used oil we collect

 – Operates in 20 markets
 – Customers represent FSEs, malls and industrial food processors
CleanStar® Used Cooking Oil Storage Tank System
– Premium service offered in conjunction with COR
– Installed inside or outside, this self-contained storage system offers a clean, efficient and safe storage and collection option

One-stop National Approach
to your food waste recycling needs

Darling International is:
  America’s leading independent renderer and recycler
  A diversified national platform with scale
  A time proven business
  Solid balance sheet
  Experienced management team
  A track record of growth

16
Core Business Growth through Acquisition

March
03
Dec
04
May
06
July
07
Dec
08
Feb
09
Aug
08
Oct
05
Enviro Vac,
Inc.
FL, GA
KC metro
NYC metro
GA
GA
Socal
TX
Burrows Industries, Inc.
dba Minuteman Pumping
Ace Grease
Service
J&R
Rendering, Inc.
Southeastern
Maintenance &
Construction Inc.
National
By-Products, LLC
API Recycling,
div of American
Proteins Inc.
Boca
Transport, Inc.
Midwest
US
Sanimax
USA
Great
Lakes
Dec
09

Uniquely positioned to grow again
  RFS 2…mandates apply!
  “Similar to owning the oil field”
  Not a food oil
Source: National Biodiesel Board.

Like owning an oil field!
MIDWESTERN
FEEDSTOCK
Coldwater Indianapolis
Mason City Chicago
Berlin Blue Earth
Sioux City Denver
Omaha (3) Bellevue
Des Moines Clinton
St. Louis Kansas City
Wichita Tulsa
Little Rock Dallas
Houston
WESTERN
FEEDSTOCK
EASTERN
FEEDSTOCK
Los Angeles
Las Vegas
Fresno
Turlock
San Francisco
Boise
Tacoma
Cleveland
Kendallville
Newark
Florida
Georgia
Representing about 15% of US Supply!....200mm gallons.

Darling’s fats and oils have limited uses
Feed
Fat calories supplement corn calories…..

           2001 .11 .10 (.01) .14             .13
2002 .10 .12 (.02) .14 .12
2003 .12 .17 (.05) .14 .09
2004 .16 .17 (.01) .14 .13
2005 .24 .17 .07 .14 .21
2006 .27 .16 .11 .14 .25
2007 .30 .26 .04 .14 .18
2008 .41 .32 .09 .14 .23
2009 .20 .22 (.02) .14 .12
AVERAGE .21 .19 .02 .14 .16
 Worth more as a fuel….
Per # price
Diesel fuel
Per # price
Tallow/YG
Per # premium
Fuel to feed
Per # value
Tax credit
Per # premium
Fuel after tax credit

Feed or Fuel: Own the arbitrage

  Bio-fuels represent a significant margin opportunity
  Waste fats and greases are the cheapest feedstock
  RFS2 mandates will drive margin
  Identified as most efficient technology for conversion of DAR fats and greases
  Customer driven solution…. Oil company friendly
or

A proposed 50/50 Joint Venture Company
between Darling and Valero

Green Diesel

Animal fat based bio-diesel (TME)
has not been embraced because of
cold flow properties… hard to handle in the
distribution system and variable quality.
	Petro-Diesel	Biodiesel (FAME)	Green Diesel
NOx Emission	Baseline	+ 10	-10 to 0
Cetane	40-55	50-65	75-90
Cold flow properties	Baseline	Poor	Excellent
Oxidative stability	Baseline	Poor	Excellent
Energy content	Baseline	Lower	Similar
Pipeline ready	Yes	NO	Yes

OVERVIEW OF ST. CHARLES REFINERY/GREEN DIESEL LOCATION

A 50/50 Joint Venture
  UOP Technology selected
  Desmet Ballestra designed pre-treat
  Darling to supply the feedstock
  Valero to market the fuel
  Integrated and operated within the Valero infrastructure

Department of Energy Loan Process
  Applied for Dept. of Energy Loan Guarantee Program
  In Phase III of due diligence
 — Technology review
 — Marketing review
 — Environmental assessment
 — Financial modeling
  Detailed engineering proceeding
  Air permit has been received

March 2010
NYSE: DAR
Our Financials
Our Financials

Historical Revenue

Operating Cash Flows
(in $ millions)

Key Financials

In $ millions

Capital Expenditures

$ millions

Balance Sheet

	April 3, 2010	April 4, 2009

CASH	$ 77,106	$ 38,608
ACCOUNTS RECEIVABLE	47,927	41,337
INVENTORIES	20,698	18,142
INCOME TAXES REFUNDABLE	168	11,098
OTHER CURRENT ASSETS	13,787	13,356
TOTAL CURRENT ASSETS	159,686	122,541

PROPERTY, PLANT & EQUIP	150,612	147,692
GOODWILL	79,085	66,958
OTHER	47,664	51,088
TOTAL ASSETS	$ 437,047	$ 388,279

CURRENT PORTION - DEBT	$ 5,009	$ 5,000
A/P AND ACCRUED EXPENSES	65,913	54,496
TOTAL CURRENT LIABILITIES	70,922	59,496

LONG-TERM DEBT, LESS CURRENT	26,287	31,250
OTHER LIABILITIES	41,380	54,278
TOTAL LIABILITIES	138,589	145,024

STOCKHOLDERS' EQUITY	298,458	243,255
TOTAL LIABILITIES AND EQUITY	$ 437,047	$ 388,279

Climate Change
and
Carbon Impact

Darling Captures and Recycles Carbon
(Emissions per 1000 lb raw material)
Rendering
Facility
64 kg CO2
Industrial uses
and biofuels
Feed
Material Darling recycles in a year:
Carbon Darling captures, lb/year	1.23 billion
CO2 Darling avoids, metric ton/year	2.1 million
CO2 emitted per metric ton avoided	0.14 metric ton
GHG avoided ,metric ton/year*	4 million
 *Avoided when materials are rendered rather than composted, based on a study by Xu et al., 2008
Animal
Byproducts
&
Mortalities

The Original RECYCLING COMPANY….
The
CARBON FRIENDLY
FUEL COMPANY
of TOMORROW
Sustaining
Innovating
Renewing